                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

             Grand Adventures Tour & Travel Publishing Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD JUNE 22, 1999



To the Shareholders:

         The Annual Meeting of Shareholders of Grand Adventures Tour & Travel Publishing Corporation, an Oregon corporation, will be held at the offices of the Company, 211 East 7th Street, 11th floor, Austin, Texas 78701 on Tuesday, June 22, 1999 at 10:00 a.m., local time, for the following purposes:


         1.       To elect four directors; and
         2. To transact such other business as may properly come before the meeting and all adjournments thereof.


         The Board of Directors has fixed the close of business on Friday, May 14, 1999, as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting and all adjournments thereof.


                                       By order of the Board of Directors,


                                        /s/ MATTHEW O'HAYER

                                       MATTHEW O'HAYER
                                       Chief Executive Officer

May 21, 1999

EVEN IF YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED RETURN ENVELOPE, WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE UNITED STATES. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

              GRAND ADVENTURES TOUR & TRAVEL PUBLISHING CORPORATION

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS


         The enclosed proxy is solicited on behalf of the Board of Directors of Grand Adventures Tour & Travel Publishing Corporation (the "Company") for use at the Annual Meeting of its shareholders to be held June 22, 1999 at 10:00 a.m. at the offices of the Company, 211 East 7th Street, 11th Floor, Austin, Texas 78701. If the proxy is executed and returned to the Company, it nevertheless may be revoked at any time before it is exercised either by written notice to the Secretary of the Company or by attending the meeting and voting in person. If no contrary instructions are indicated on the proxy, the proxy will be voted for the election of the nominees herein as directors. If matters other than those mentioned herein properly come before the meeting, the proxy will be voted by the persons named therein in a manner that they consider to be in the best interests of the Company.

         Although the Company was incorporated in Oregon in 1983, it did not begin operations as a provider of travel services and publisher of travel information until October, 1996. The Company's executive offices are located at 211 East 7th Street, 11th Floor, Austin, Texas 78701. This Proxy Statement and the accompanying form of proxy are first being sent to shareholders on or about May 21, 1999.

VOTING SECURITIES

         The holders of record of the Company's Common Stock, par value $.0001 per share, as of the close of business on May 14, 1999, will be entitled to vote, either in person or by proxy, at the Annual Meeting and all adjournments thereof. At the close of business on April 15, 1999, 3,024,883 shares were issued and outstanding. A majority of the outstanding shares of Common Stock, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Each share is entitled to one vote per share on all matters to be submitted to the vote of the shareholders. The Board knows of no matters other than the election of directors to be presented for consideration at the Annual Meeting. The affirmative vote of the holders of a majority of the shares entitled to vote which are present in person or represented by proxy at the 1999 Annual Meeting is required to elect directors and act on any other matters properly brought before the meeting. If more persons than the number of director positions to be filled receive the affirmative vote of a majority of shares entitled to vote at the meeting, then the number of persons up to the number of directorships to be filled, who receive the most votes, or a "plurality," will be elected as directors.

         Shares represented by proxies which are marked "withhold authority" with respect to the election of any one or more nominees for election as directors, and proxies which are marked to deny discretionary authority on other matters, will be counted for the purpose of determining the number of shares represented by proxy at the meeting. Such proxies will thus have the same effect as if the shares represented thereby were voted against such nominee or nominees, and against such other matters, respectively. If a broker indicates on the proxy that it does not have discretionary authority to vote on a particular matter, such shares will not be considered present and entitled to vote with respect to that matter.

         If the proxy is signed and returned without any direction given, shares will be voted for the election of the Board's slate of nominees.

HOLDINGS OF PRINCIPAL SHAREHOLDER AND MANAGEMENT

         The table below indicates certain information as of April 15, 1999 regarding beneficial ownership of the shares by (i) each person known by the Company to be the beneficial owner of more than five percent of the Company's issued and outstanding Common Stock on that date, (ii) each current director of the Company, including the nominees for election as director, (iii) the Company's President and Chief Executive Officer, (iv) each executive officer named in the Summary Compensation Table ("the Named Executive Officers"), and
(v) all executive officers and directors as a group.

  NAME OF PERSON OR GROUP      NATURE OF OWNERSHIP (1)      NUMBER OF SHARES OWNED (2)       PERCENTAGE OF OWNERSHIP
  -----------------------      -----------------------      --------------------------       -----------------------

  Matthew O'Hayer              Direct                             559,144                             18.5%
  Joseph S. "Jay" Juba         Direct                             157,143                              5.2%
  Fernando Cruz Silva          Direct                              44,286                              1.5%
  Robert Sandner               Direct                             111,786                              3.4%
  Duane K. Boyd,               Direct/Indirect                     24,000                               .8%
  Jr.

  All executive officers and
  Directors as a               Direct                             896,359                             29.6%
    group (seven persons)
                               Options                            117,680                              3.9%
                                                               ----------                            -----
            Total                                               1,014,039                             33.5%

(1) Individuals indicated have sole voting and investment power with respect to shares indicated.
(2) Includes shares issuable upon exercise of options which are currently exercisable or which become exercisable within 60 days.

PROPOSAL 1:  ELECTION OF DIRECTORS

NOMINEES FOR DIRECTOR

The Articles and the Bylaws of the Company as amended, provide that the number of directors comprising the entire Board of Directors shall be determined by the board of directors but shall be not less than one nor more than five. Directors elected at the annual meeting will serve until the earlier of their resignation or removal or the election of their successors at the next annual meeting of the Company's shareholders.

The persons named in the enclosed form of proxy intend to vote such proxy for the election of the nominees named below as directors of the Company, unless the shareholder indicates on the form of proxy that the vote should be withheld or a contrary director is indicated. If the proxy card is signed and returned without any direction given, shares will be voted for the election of the nominees as named below. The Board of Directors has no reason to doubt the availability of the nominees and they have indicated their willingness to serve if so elected. If the nominees should decline or be unable to serve, it is intended that, in the discretion of the Board of Directors, either the size of the Board will be reduced or the proxies will vote for a substitute nominee or nominees designated by the Board of Directors.

The following table sets forth information as of May 13, 1999, concerning the nominees for election as directors of the Company. Each director will hold office until the earlier of the next annual stockholders' meeting or their resignation or removal.

    Matthew O'Hayer has served as Chairman and Chief Executive Officer of the Company since the Merger and of Airfair since its inception. Mr. O'Hayer founded Barter Exchange, Inc. (now known as BEI Holdings, Inc. "BEI") in 1983, served as its President and Chief Executive Officer from its founding until 1995.

    Robert Sandner has served as a director of Airfair since February 1996 and of the Company since the Merger. A co- founder of BEI, Mr. Sander has served as director of BEI and IMS throughout the last five years. Mr. Sandner served as President of Cellular Resources, Inc. of South Texas a cellular service provider based in Uvalde, Texas from its inception in 1991 and until its sale in August 1996. Prior to the organization of Cellular Resources, Inc., Mr. Sandner held various offices within BEI and operated a barter franchise office in San Antonio, Texas.

    Robert G. Rader became a director of the Company as of February 3, 1998. Since the founding of Capital West Securities, Inc. ("Capital West") in 1995, Mr. Rader has served as its Managing Director of Corporate Finance. Capital West served as the managing underwriter of the Offering.

    Duane K. Boyd, Jr. became a director of the Company as of July 8, 1998. Mr. Boyd, a Certified Public Accountant, has served as Senior Vice President of American Physicians Service Group, Inc. ("APS") since July 1991. APS through its affiliates and subsidiaries provides health care and financial related services to individuals and institutions. From 1974 to 1991, Mr. Boyd was with KPMG Peat Marwick. He was a partner with that firm from 1982.

COMPENSATION OF DIRECTORS

    The Company does not currently compensate directors in cash for any services provided as a director. Directors were granted a total of 105,000 of non-qualified stock options on July 1, 1998 at an exercise price of $5.00 per share. These options vest over 2 years with 1/2 of the options vesting on July 1, 1998 and the remaining 1/2 vesting on July 1, 1999.

EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

EXECUTIVE OFFICERS

         The following table sets forth information concerning the directors and executive officers of the Company and their age and position with the Company. Each director holds office until the next annual stockholders' meeting and thereafter until the individual's successor is elected and qualified. Officers serve at the pleasure of the board of directors.

              NAME                               AGE                               POSITION
   --------------------------                    ---             ----------------------------------------------

   Matthew O'Hayer.................               43             Chairman, Chief Executive Officer
   Joseph S. ("Jay") Juba..........               35             President, Chief Operating Officer, Secretary
   Darrell Barker..................               50             Chief Financial Officer, Treasurer
   Fernando Cruz Silva.............               39             Senior Vice President of Sales & Marketing
   Patti Macchi....................               53             Vice President of Cruise Sales & Marketing
   Robert Sandner..................               45             Director
   Robert G. Rader.................               63             Director
   Duane K. Boyd, Jr...............               53             Director

    MATTHEW O'HAYER'S biographical information is set forth above relative to his status as a director and a nominee for election as director.

    JOSEPH S. ("JAY") JUBA has served as President and Chief Operating Officer of the Company since the Merger and of Airfair since its inception. He was elected to the same offices of BEI in January, 1996. Mr. Juba joined BEI in 1991 as Director of Advertising after working for more than five years in the advertising industry. From May 1994 through December 1995, Mr. Juba served as Senior Vice President of BEI.

    DARRELL BARKER, a Certified Public Accountant, has served as Chief Financial Officer of the Company and BEI since March 1996. Mr. Barker provided consulting services with respect to accounting from October 1995 through February 1996. From June 1994 to October 1995, Mr. Barker served as Senior Vice-President of Finance for USA Health Network of Phoenix, Arizona. From May 1993 until June 1994, Mr. Barker was President and co-owner of Texas Medical Billing Administrators, Inc., a physician services company located in San Antonio, Texas. Mr. Barker served as Vice-President of Finance and was a director for Texas Savings Life Insurance Company in Austin, Texas from October 1987 until April 1993.

    FERNANDO CRUZ SILVA, serves as Senior Vice President of Sales and Marketing. Prior to joining Airfair in January 1996, Mr. Silva held the same titles at Inventory Merchandising Services, Inc. ("IMS"), a subsidiary of BEI. Mr. Silva became employed by IMS in May of 1994 after having worked as Director of Sales and Marketing at the Fiesta Americana Hotel in Cancun, Mexico, and the Las Brisas resort in Acapulco, Mexico and served in senior sales capacities at the Hyatt and Fiesta Americana hotels in Puerto Vallarta, Mexico City, and Cancun.

    PATTI MACCHI is Vice President of Sales for the Company but also contributes editing and marketing expertise to the magazine. Ms. Macchi joined the Company in 1990 after working for six years with Norwegian Caribbean Line. Ms. Macchi is responsible for negotiating rates and maintaining relationships with the 40 cruise lines represented in IRL's product offering.

EXECUTIVE COMPENSATION

         The following table reflects compensation paid to the two most highly compensated executive officers of the Company.

                                                                            LONG TERM COMPENSATION
                                                                            ----------------------
                                                                              AWARDS                PAYOUTS
                                                                    --------------------------      -------
                                      ANNUAL COMPENSATION           RESTRICTED      SECURITIES
                                -----------------------------         STOCK         UNDERLYING        LTIP          ALL OTHER
NAME & PRINCIPAL                 SALARY      BONUS      OTHER         AWARD           OPTIONS       PAYOUTS       COMPENSATION
POSITION                  YR       ($)        ($)        ($)           ($)            SARS(#)         ($)             ($)
----------------         ----   --------     -----      -----       ---------       ----------      -------       ------------

Matthew O'Hayer          1998   $138,357      $0          $0            $0            100,000          $0             $0
  Chairman & CEO

Joseph S. ("Jay") Juba   1998   $ 92,565      $0          $0            $0            50,000           $0             $0
  President, COO and
  Secretary

EMPLOYMENT CONTRACTS

    Matthew O'Hayer, who serves as the Company's Chairman of the Board and Chief Executive Officer is not party to an employment agreement with the Company or any affiliate thereof.

    Joseph S. Juba, the President and Chief Operating Officer of the Company has signed an employment agreement with BEI Holdings, Inc., together with Airfair and BEI, the "Employers. The following is a description of the terms and conditions of Mr. Juba's employment agreement which was entered into March 1, 1995:

    Mr. Juba is paid $84,000 per year with 7% annual increases, commencing with the first anniversary of the employment agreement, and a bonus equal to 2% of both BEI's and Airfair's company's Pre-Tax Net Income after allocations of corporate overhead, based upon audited financial statements. Such bonus to be calculated on an annual basis, with quarterly draws of up to 50% of bonus due with respect to each quarter's net income. Mr. Juba was granted shares of common stock of BEI and Airfair, subject to repurchase rights which lapse over time. Mr. Juba was paid an auto allowance of $420 per month for two years commencing in April, 1996. Mr. Juba is subject to three-year prohibitions (commencing with the date of employment termination) on competition, non-disclosure and non-use of proprietary information, contact with current or future customers or interference with the Employers' relationship with any current or future customers, but if terminated without cause, the prohibitions on competition and interference are terminated. If the Employers terminate the agreement without cause or if the Employer materially reduces the responsibilities of the employee, (i) the employee is to be paid all non-salary monetary compensation accrued through the date of termination and (ii) the employee is to receive, for a period of months equal to the number of years of the employee's service to one or more of the Employers since September 5, 1991, a monthly cash severance payment equal to the highest monthly salary paid to the employee. The employee is indemnified against any lawsuits or claims by any third party arising out of any action taken in good faith by the employee in the performance of his duties.

INDEPENDENT AUDITORS

         The Company is presently utilizing the services of Andersen, Andersen & Strong, independent auditors, which has been the Company's auditor since 1996. Representatives of Andersen, Andersen & Strong are not expected to be present at the Annual Meeting.

SHAREHOLDER PROPOSALS

         Any shareholder proposals intending to be presented at the 2000 Annual Meeting must be received by the Company at its principal executive offices no later than December 16, 1999, in order to be considered for inclusion in the proxy materials.

OTHER MATTERS

         As stated elsewhere herein, the Board of Directors knows of no other matters to be presented for consideration at the Annual Meeting. If any other matter shall properly come before the meeting, the persons named in the accompanying form of proxy intend to vote on such matters in accordance with their judgement.

         The expense of preparing, printing and mailing the proxy materials to the holders of the Company's shares will be borne by the Company. The Company will also reimburse brokerage houses and other nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of the common shares.

                                     PROXY

             GRAND ADVENTURES TOUR & TRAVEL PUBLISHING CORPORATION
                         ANNUAL MEETING OF SHAREHOLDERS
                          JUNE 22, 1999 AT 10:00 A.M.
              211 EAST 7TH STREET, 11TH FLOOR, AUSTIN, TEXAS 78701

     The undersigned hereby appoints Matthew O'Hayer and Joseph S. Juba, or either of them, as Proxies, each with full power of substitution, to represent and to vote, as designated herein, all shares of Common Stock of Grand Adventures Tour & Travel Publishing Corporation (the "Company") held of record by the undersigned on May 14, 1999, at the Annual Meeting of Shareholders to be held on June 22, 1999, and any adjournment thereof.

          (change of address)
------------------------------------------        PLEASE MARK, SIGN, DATE
------------------------------------------        AND RETURN THIS PROXY
------------------------------------------        CARD PROMPTLY USING THE
If your address has changed please provide        ENCLOSED ENVELOPE.
new address and mark the box on the          (Continued and to be signed on the other side)
reverse side of this card.

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!


                         ANNUAL MEETING OF SHAREHOLDERS
             GRAND ADVENTURES TOUR & TRAVEL PUBLISHING CORPORATION



                                 JUNE 22, 1999







              <  PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED >


--------------------------------------------------------------------------------
         PLEASE MARK YOUR
A [X]    VOTE AS IN THIS
         EXAMPLE.

                        FOR
                    All Except As    WITHHOLD
                    Noted Below      from All
1.  ELECTION
    OF                 [ ]            [ ]        Nominees: MATTHEW O'HAYER      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN
    DIRECTORS                                              ROBERT SANDNER       THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF
                                                           ROBERT G. RADER      NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED
                                                           DUANE K. BOYD, JR.   "FOR" THE LISTED NOMINEES.

                                                                                                  Change of Address Provided  [ ]
(INSTRUCTION: To withhold authority to vote for
any individual nominee, strike a line through the
nominee's name at right.)


Signature(s):                                                                             Dated:             , 1999
             ---------------------------------  -----------------------------------             -------------

NOTE:  Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by
President or other authorized officer. If a partnership, please sign in partnership name by authorized person.